UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 1, 2021

(Date of earliest event reported)

Replay Acquisition LLC

(Exact name of registrant as specified in its charter)

Delaware	001-38859	86-3000452
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

(Address of principal executive offices, including zip code)

(972) 865-8114

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On April 1, 2021, Replay Acquisition Corp. (“Replay”) domesticated into a Delaware limited liability company and consummated a series of transactions that resulted in the combination of Replay with Finance of America Equity Capital LLC, a Delaware limited liability company (“FoA”) (such combination, the “Business Combination”), pursuant to a Transaction Agreement dated effective as of October 12, 2020 (as amended or supplemented from time to time, the “Transaction Agreement”) among Replay, FoA, Finance of America Companies, Inc. a Delaware corporation (“New Pubco”), RPLY Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Replay Merger Sub”), RPLY BLKR Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Blocker Merger Sub”), Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”), Blackstone Tactical Opportunities Associates – NQ L.L.C., a Delaware limited liability company (“Blocker GP”), BTO Urban Holdings L.L.C., a Delaware limited liability company (“BTO Urban”), Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P., a Delaware limited partnership (“ESC”), Libman Family Holdings LLC, a Connecticut limited liability company (“Family Holdings”), The Mortgage Opportunity Group LLC, a Connecticut limited liability company (“TMO”), L and TF, LLC, a North Carolina limited liability company (“L&TF”), UFG Management Holdings LLC, a Delaware limited liability company (“Management Holdings”), and Joe Cayre (each of BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre, a “Seller” and, collectively, the “Sellers” or the “Continuing Unitholders”), and BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 of the Transaction Agreement (the “Seller Representative”), following the approval at the extraordinary general meeting of the shareholders of Replay held on March 25, 2021 (the “Shareholders Meeting”). Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021 by New Pubco.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Transaction Agreement are described in the Proxy Statement/Prospectus in the sections titled “Summary of the Proxy Statement/Prospectus—The Business Combination,” beginning on page 20 and “Proposal No.1 – Cayman Proposals—The Transaction Agreement,” beginning on page 149, which are incorporated by reference herein.

On April 1, 2021, Replay completed the Business Combination pursuant to the Transaction Agreement, pursuant to which Replay domesticated into a Delaware limited liability company and consummated a series of transactions that resulted in the combination of Replay with FoA. As a result of the Business Combination, Replay became a wholly owned subsidiary of New Pubco.

Subject to the terms and conditions set forth in the Transaction Agreement, pursuant to the Business Combination, among other things:

(i) Replay changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a limited liability company formed under the laws of the State of Delaware (the “Domestication”), whereby (A) each ordinary share, par value $0.0001 per share, of Replay (“Ordinary Shares”) outstanding immediately prior to the Domestication was converted into a unit representing a limited liability company interest in Replay (each, a “Replay LLC Unit”) and (B) Replay is governed by a limited liability company agreement (the “Replay LLCA”);

(ii) the Sellers and Blocker GP sold to Replay limited liability company interests in FoA (“FoA Units”) in exchange for cash;

(iii) Replay Merger Sub merged with and into Replay (the “Replay Merger”), with Replay surviving the Replay Merger as a direct wholly owned subsidiary of New Pubco and each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger was converted into the right to receive one share of New Pubco’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”);

(iv) Blocker converted from a Delaware limited partnership to a Delaware limited liability company;

(v) Blocker Merger Sub merged with and into Blocker (the “Blocker Merger”), with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of New Pubco and each limited liability company interest of Blocker (each, a “Blocker Share”) outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

(vi) Blocker GP contributed its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco contributed such FoA Units to Blocker; and

(vii) New Pubco issued to the Sellers shares of New Pubco’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), which has no economic rights but entitles each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Business Combination, among other things:

(A) New Pubco indirectly holds (through Replay and Blocker) FoA Units and has the sole and exclusive right to appoint the board of managers of FoA;

(B) the Sellers hold (i) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (ii) shares of Class B Common Stock; and

(C) the holders of Blocker Shares outstanding immediately prior to the effectiveness of the Blocker Merger (the “Blocker Shareholders”) and Blocker GP (together with the Blocker Shareholders, the “Continuing Stockholders”), directly or indirectly, hold shares of Class A Common Stock.

Immediately prior to the consummation of the Business Combination:

(i) Replay issued Ordinary Shares pursuant to subscription agreements entered into with various investors, including an affiliate of Replay Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares were converted into Replay LLC Units pursuant to the Domestication and then were converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) (each such subscription agreement, a “Replay PIPE Agreement”); and

(ii) New Pubco issued shares of Class A Common Stock pursuant to subscription agreements entered into with certain funds affiliated with The Blackstone Group Inc. (“Blackstone,” and such funds, the “Blackstone Investors”) and an entity controlled by Brian L. Libman (Brian L. Libman and certain entities controlled by him, the “BL Investors” and, together with the Blackstone Investors, the “Principal Stockholders”) pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock (each such subscription agreement, a “New Pubco PIPE Agreement” and, together with the Replay PIPE Agreements, the “PIPE Agreements”).

Pursuant to the terms of the Transaction Agreement, the aggregate consideration payable or issuable to Blocker GP, the Sellers and the Blocker Shareholders in connection with the Business Combination consisted of, as applicable, (a) the aggregate amount of FoA Units Cash Consideration, (b) the aggregate number of Seller Class B Shares (as defined in the Proxy Statement/Prospectus), (c) the aggregate amount of Blocker Merger Consideration (as defined in the Proxy Statement/Prospectus), and (d) the Earnout Securities. In addition, in exchange for the FoA Units that Blocker GP contributed to New Pubco, New Pubco issued to Blocker GP a number of shares of Class A Common Stock equal to the number of FoA Units so contributed.

Following the Closing, New Pubco and FoA collectively will issue up to an aggregate of 18,000,000 Earnout Securities to the Blocker Shareholders (in the case of issuances by New Pubco) and to Blocker GP and the Sellers (in the case of issuances by FoA) as follows:

•

9,000,000 Earnout Securities, in the aggregate, in the event that the average trading price of the Class A Common Stock is $12.50 or greater for any 20 trading days within a period of 30 consecutive trading days prior to the sixth anniversary of the Closing; and

•

9,000,000 Earnout Securities, in the aggregate, in the event that the average trading price of the Class A Common Stock is $15.00 or greater for any 20 trading days within a period of 30 consecutive trading days prior to the sixth anniversary of the Closing.

Holders of Replay’s Ordinary Shares did not receive any cash consideration in connection with the Business Combination; rather, upon the effectiveness of the Domestication, each of Replay’s issued and outstanding Ordinary Shares (including Founder Shares) and warrants to purchase Ordinary Shares as contemplated under the Warrant Agreement (“Warrants”) automatically converted in connection with the Domestication, on a one-for-one basis, into Replay LLC Units and Warrants to purchase Replay LLC Units, and upon the effectiveness of the Replay Merger, each such Replay LLC Unit and Warrant automatically converted into the right to receive one share of Class A Common Stock and one Warrant to purchase a share of Class A Common Stock. In connection with the closing of the Business Combination, the Private Placement Warrants owned by the Sponsor were cancelled in exchange for 775,000 Ordinary Shares (which ultimately converted into 775,000 shares of Class A Common Stock), and a portion of the Founder Shares that are converted into Class A Common Stock will be subject to vesting restrictions, each as described in the Proxy Statement/Prospectus in the Section  entitled “Summary of the Proxy Statement/Prospectus—Other Agreements Related to the Transaction Agreement—Sponsor Agreement,” beginning on page 27 thereof.

In connection with the Shareholders Meeting, holders of 19,753,406 Ordinary Shares exercised their right to redeem those shares prior to the redemption deadline of March 23, 2021, at a price of $10.20 per share, for an aggregate payment from Replay’s trust account of approximately $201.5 million. Upon the Closing, the Replay units ceased trading, and New Pubco’s Class A Common Stock and Warrants began trading on the New York Stock Exchange (“NYSE”) under the symbols “FOA” and “FOA.WS,” respectively.

The per share redemption price of $10.20 for holders of Ordinary Shares electing redemption was paid out of Replay’s trust account, which after taking into account the aggregate payment in respect of the redemption, had a balance immediately prior to the Closing of approximately $91.8 million. Such balance in the trust account, together with $250.0 million in proceeds from the Replay PIPE Agreements, were used to pay the cash consideration pursuant to the Transaction Agreement of approximately $341.8 million.

The issuance of Class A Common Stock and Warrants in connection with the Business Combination to former holders of Replay’s Ordinary Shares (excluding Founder Shares) and Warrants (excluding Private Placement Warrants), as described above, was registered under the Securities Act of 1933, pursuant to Amendment No. 3 to New Pubco’s registration statement on Form S-4 (File No. 333-249897) (the “Registration Statement”), filed with the SEC and declared effective on February 12, 2021.

This summary is qualified in its entirety by reference to the text of the Transaction Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Prior to the closing of the Business Combination, the Seller Representative and Replay entered into a letter agreement to adjust the amount of FoA Units sold by certain Sellers and Blocker GP (but not the aggregate amount of FoA Units sold by all Sellers and Blocker GP), which is included as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference, and following the closing of the Business Combination, the Seller Representative and Replay entered into a letter agreement to adjust the amount of Earnout Securities that would be issuable to certain Sellers and Blocker GP (but not the aggregate amount of Earnout Securities issuable to all Sellers and Blocker GP), which is included as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, prior to the closing of the Business Combination, the Blackstone Investors and the BL Investors entered into a letter agreement, which is included as Exhibit 2.4 to this Current Report on Form 8-K and is incorporated herein by reference, pursuant to which the Blackstone Investors and the BL Investors agreed, among other things, to permit the Blackstone Investors to have priority over the BL Investors with respect to certain sales notwithstanding the terms of the Stockholders Agreement, dated April 1, 2021, between New Pubco and certain pre-closing equityholders of FoA, or the Registration Rights Agreement, dated April 1, 2021, between New Pubco and the Principal Stockholders.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Domestication and Business Combination, on April 1, 2021, Replay notified the NYSE that the transaction had closed and requested that the NYSE (i) suspend trading of the Ordinary Shares, Warrants and Replay LLC Units on the NYSE, (ii) withdraw the Ordinary Shares, Warrants and Replay LLC Units from listing on the NYSE and (iii) file with the SEC a notification on Form 25 to delist the Ordinary Shares, Warrants and Replay LLC Units from the NYSE and deregister the Ordinary Shares, Warrants and Replay LLC Units under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). On April 5, 2021, the NYSE filed with the SEC a notification on Form 25 to delist the Ordinary Shares, Warrants and Replay LLC Units from the NYSE and deregister the Ordinary Shares, Warrants and Replay LLC Units under Section 12(b) of the Exchange Act. As a result, the Ordinary Shares, Warrants and Replay LLC Units are no longer listed on the NYSE

Additionally, Replay intends to file with the SEC a certification and notice on Form 15 under the Exchange Act requesting the deregistration of the Ordinary Shares, Warrants and Replay LLC Units under Section 12(g) of the Exchange Act and the suspension of Replay’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

Certificate of Domestication, Certificate of Incorporation and Bylaws

In connection with the Closing of the Business Combination, on April 1, 2021, Replay domesticated into the State of Delaware from the Cayman Islands by filing a Certificate of Limited Liability Company Domestication (the “Certificate of Domestication”) and Replay LLCA with the Delaware Secretary of State which replaces the Amended and Restated Memorandum and Articles of Association of Replay. The material terms of the Certificate of Domestication, the Replay LLCA, and the general effect upon the rights of holders of New Pubco’s capital stock are discussed in the Proxy Statement/Prospectus under the sections titled sections titled “Description of Securities,” beginning on page 344, “Proposal No. 1—Cayman Proposals,” beginning on page 136, and “Proposal No. 2—The Stock Issuance Proposals,” beginning on page 186, which are incorporated herein by reference.

Copies of the Certificate of Domestication and Replay LLCA are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—Cayman Proposals—Proposal 1(C): The Business Combination,” beginning on page 139, which is incorporated herein by reference. Further reference is made to the information contained in Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As of April 1, 2021, there were 64,140,214 shares of Class A Common Stock outstanding, and in addition, there were 195,458,500 FoA Units outstanding, consisting of 191,200,000 participating FoA Units and 4,258,500 non-participating FoA Units. Assuming the exchange of all outstanding FoA Units into shares of Class A Common Stock, there would have been 195,458,500 shares of Class A Common Stock outstanding. These numbers exclude (a) 14,374,971 shares of Class A Common Stock issuable upon the exercise of the Warrants that remain outstanding after the completion of the Business Combination and (b) the shares of Class A Common Stock reserved for future issuance under the Incentive Plan. As a result of the Business

Combination, based on such assumptions and after giving effect to the terms of such arrangements, (i) the Continuing Stockholders hold approximately 12% of the voting power of New Pubco, (ii) the Sponsor and independent directors of Replay hold approximately 4% of the voting power of New Pubco, (iii) the Continuing Unitholders hold approximately 69% of the voting power of New Pubco, (iv) the PIPE Investors own approximately 13% of the voting power of New Pubco and (v) the other public stockholders hold approximately 5% of the voting power of New Pubco.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective upon the Closing, each of Edmond Safra, Gregorio Werthein and Brendan Driscoll resigned as executive officers of Replay. Effective upon the Closing, each of Gerardo Werthein, Leonardo Madcur, Ezra Cohen, Daniel Marz, Mariano Bosch and Russell Colaco resigned as directors of Replay.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, Replay ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—Cayman Proposals—Proposal 1(C): The Business Combination,” beginning on page 139, which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Transaction Agreement, dated as of October 12, 2020, by and among Replay; FoA; New Pubco; Replay Merger Sub; Blocker Merger Sub; Blocker; Blocker GP; the Sellers; and the Seller Representative.

2.2	Letter Agreement, dated April 1, 2021, by and among Seller Representative; and Replay.

2.3	Letter Agreement, dated April 5, 2021, by and among Seller Representative; and Replay.

2.4	Letter Agreement, dated March 31, 2021, by and among Family Holdings; TMO; BTO Urban; BTO Urban Holdings II L.P.; and ESC.

3.1	Certificate of Limited Liability Company Domestication of Replay.

3.2	Limited Liability Company Agreement of Replay (post-Domestication).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLAY ACQUISITION LLC BY: FINANCE OF AMERICA COMPANIES INC., its sole member

/s/ Patricia L. Cook
Name:	Patricia L. Cook
Title:	Chief Executive Officer

Date: April 7, 2021

[Signature page to Replay Closing 8-K]